UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2022

SunPower Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34166	94-3008969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Rio Robles, San Jose, California 95134

(Address of principal executive offices, with zip code)

(408) 240-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 6, 2022, SunPower Corporation, Systems, a Delaware corporation (“Seller”) and wholly owned subsidiary of SunPower Corporation, a Delaware corporation (the “Company”), entered into an equity purchase agreement (the “Equity Purchase Agreement”) with TotalEnergies Renewables USA, LLC, a Delaware limited liability company (“Buyer”) and wholly owned subsidiary of TotalEnergies SE (“TotalEnergies”). The Company is a majority-owned subsidiary of affiliates of TotalEnergies.

Upon the terms and subject to the conditions set forth in the Equity Purchase Agreement, Buyer will acquire the Company’s Commercial & Industrial Solutions business (the “Business”) by acquiring all of the issued and outstanding common stock of TotalEnergies Distributed Generation USA, LLC, a Delaware limited liability company and a newly formed, wholly owned subsidiary of Seller (“HoldCo”), for aggregate cash consideration of $190 million, which is subject to certain adjustments, including cash, indebtedness, working capital surplus/shortfall and transaction expenses (the “Acquisition”). The Company will receive additional consideration of up to $60 million in cash if certain legislative action is taken between February 6 and June 30, 2022. Upon the unanimous recommendation by a special committee of the Company’s independent directors, the Acquisition has been approved by the board of directors of the Company.

Each party’s obligation to consummate the transactions contemplated by the Equity Purchase Agreement is subject to certain conditions specified therein, including (i) the absence of any law or order issued by any governmental authority preventing consummation of any of the transactions contemplated by the Equity Purchase Agreement; (ii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Equity Purchase Agreement; and (iii) the execution of a transition services agreement on terms agreed to by the parties. Buyer’s obligation to consummate the transactions contemplated by the Equity Purchase Agreement is also conditioned on, among other things, (a) the consummation of the transfer by the Company (or its applicable affiliate) to HoldCo of certain assets and liabilities relating to the Business; and (b) the absence of a Material Adverse Effect (as defined in the Equity Purchase Agreement) with respect to HoldCo or the Business.

The Equity Purchase Agreement contains certain representations, warranties and covenants made by both parties. The Equity Purchase Agreement also contains certain rights to terminate the agreement, including the right of either party to terminate the Equity Purchase Agreement on or after June 30, 2022 if the transactions contemplated by the Equity Purchase Agreement have not been consummated by such date.

The foregoing descriptions of the Equity Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entireties by reference to the full text of the Equity Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Equity Purchase Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Buyer, Seller, HoldCo, the Business or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Equity Purchase Agreement were made only for purposes of the Equity Purchase Agreement and as of specific dates as set forth therein; are solely for the benefit of the parties to the Equity Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Equity Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Equity Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Buyer, Seller, HoldCo, the Business or their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Equity Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 7.01.	Regulation FD Disclosure.

On February 9, 2022, TotalEnergies and the Company issued a joint press release announcing the execution of the Equity Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 7.01.

Information in Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

The above information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the anticipated sale of the Business to TotalEnergies, expected growth, market positioning, and future areas of focus. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements entered into for the sale of the Business; unfavorable reactions to the contemplated sale of the Business from customers, competitors, suppliers and employees; changes in the policy environment and the availability of economic incentives for the Company’s products; challenges in executing transactions key to the Company’s strategic plans; and potential disruptions to the Company’s operations that may result from epidemics or natural disasters, including impacts of the COVID-19 pandemic. A detailed discussion of these factors and other risks that affect the Company’s business is included in filings we make with the Securities and Exchange Commission (the “SEC”) from time to time, including the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or on the SEC Filings section of the Company’s Investor Relations website at investors.sunpower.com. All forward-looking statements in this report are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished as part of the Current Report on Form 8-K:

Exhibit 2.1	Equity Purchase Agreement, dated as of February 6, 2022, by and between SunPower Corporation, Systems and TotalEnergies Renewables USA, LLC.

Exhibit 99.1	Press Release, dated February 9, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: February 10, 2022	/S/ MANAVENDRA S. SIAL
Name: Manavendra S. Sial
Title: Executive Vice President and Chief Financial Officer